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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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          Date of Report (date of earliest event reported): July 19, 1999

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                               I-LINK INCORPORATED
             (Exact name of registrant as specified in its charter)

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
            Florida                    0-17973              59-2291344
(State or other jurisdiction of   (Commission File       (I.R.S. Employer
         incorporation)                Number)          Identification No.)


         13751 South Wadsworth Park Drive, Suite 200, Draper, UT 84020
                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (801) 576-5000

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Item 5.     Other Events

      On July 19, 1999 I-Link Incorporated conducted its Annual Meeting of Stockholders. At that meeting the I-Link stockholders voted to approve a proposal to amend the conversion terms of the Series N preferred stock.

      Consequently, the conversion terms described in the I-Link prospectus dated June 25, 1999 in the section captioned "Description of Securities -- What are the current terms of the Series N conversion price?" (page 31) will not apply to the Series N preferred stock.

      Instead, the conversion terms described in the prospectus section captioned "Description of Securities -- What is the proposed modification to the terms of the Series N conversion price?" (page 32) will apply to all shares of Series N preferred stock.

      On July 22, 1999 I-Link issued a press release reporting on this and other results of the stockholder meeting, the form of which is filed as an exhibit hereto.

Item 7.     Financial Statements and Exhibits

(c)     Exhibits

4.14 Prospectus dated June 25, 1999, contained in the Registrant's Registration Statement on Form S-2 (File No. 333-70645), as filed with the Securities and Exchange Commission on June 24, 1999 and declared effective by the Commission on June 25, 1999, incorporated herein by this reference.

4.15 Supplement dated July 20, 1999, to Prospectus dated June 25, 1999 (File No. 333-70645), filed pursuant to Rule 424(b)(3) on July 21, 1999, incorporated herein by this reference.

99.1    Press Release dated July 22, 1999, filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         I-LINK INCORPORATED
                                         (Registrant)

Dated: July 22, 1999                     By: /s/ KARL S. RYSER, JR.
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                                             Karl S. Ryser, Jr.
                                             Treasurer and Chief
                                             Financial Officer